SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 31, 2003




                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



     Delaware                     0-26012                          35-1948594
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(State or other             (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                           Number)


648 North Jefferson Street, Huntington, Indiana                          46750
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (260) 356-3311
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                                       N/A
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(Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

Northeast Indiana Bancorp, Inc. issued a press release dated April 14, 2003, attached hereto as Exhibit 28.1 announcing first quarter earnings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        (c)  Exhibits

                                Exhibit 28.1 Press Release dated April 14, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.



Date:    April 14, 2003                    By:
         --------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.


Date: April 14, 2003              By:      /S/ STEPHEN E. ZAHN
     ---------------                       -------------------------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer